Udemy Reports Second Quarter 2022 Results
Udemy Business Revenue Up 77% Year over Year, ARR up 74% to $316.1 million

San Francisco, CA / August 3, 2022 / (GLOBENEWSWIRE) / - Udemy (Nasdaq: UDMY), a leading destination for learning and teaching online, today reported results for the second quarter ending June 30, 2022.

“Udemy is disrupting learning through our unparalleled platform and rapidly scaling SaaS business,” said Gregg Coccari, Chairman and CEO of Udemy. “Improving lives through learning is our mission, and we are proud to bring together our approximately 71,000 instructors, over 12,000 Udemy Business customers and growing roster of strategic partners to deliver it worldwide. Together, united in our commitment to upskilling and reskilling, we are activating positive outcomes for businesses and individuals, even in the face of economic uncertainty.”

Second Quarter 2022 Financial Results and Key Operating Data:
•Revenue totaled $153.1 million, up 21% year over year.
•GAAP net loss was $(29.4) million compared to $(11.4) million in the second quarter of fiscal 2021. GAAP net loss per share was $(0.21), compared to $(0.31) in the second quarter of fiscal 2021.
•Non-GAAP net loss was $(13.6) million compared to $(5.4) million in the second quarter of fiscal 2021. Non-GAAP net loss per share was $(0.10) compared to $(0.15) in the second quarter of fiscal 2021.
•GAAP gross profit was $87.3 million, compared to $70.1 million in the second quarter of fiscal 2021.
•Non-GAAP gross profit was $89.0 million, compared to $70.3 million in the second quarter of fiscal 2021.
•Adjusted EBITDA was $(8.6) million, compared to $(1.6) million in the second quarter of fiscal 2021.
•Udemy Business revenue totaled $74.6 million, up 77% year over year.
•Udemy Business segment gross profit was $49.9 million compared to $27.7 million in the second quarter of fiscal 2021.
•Udemy Business segment annual recurring revenue was $316.1 million, up 74% year over year.
•Udemy Business total customers was 12,514 as of June 30, 2022, up 44% year over year.
•Udemy Business net dollar retention rate was 118%.
•Consumer revenue totaled $78.5 million, down 7% year over year.
•Consumer segment gross profit was $42.3 million compared to $45.1 million in the second quarter of fiscal 2021.
•Consumer segment monthly average buyers was 1,290 thousand, down 2% year over year.

Second Quarter Highlights:
•Added new Udemy Business customers including Broadridge Financial Solutions, Samsung SDS, Cision US, Edenred Brasil and Glanbia.
•Udemy Business customer expansions included Colgate-Palmolive, lululemon athletica, Volkswagen Group China, TIBCO Software, Bosch Global Software Tech and Globant.
•Through business partner, Benesse, Udemy is supporting the Tokyo Metropolitan Government in their efforts to accelerate the digital transformation of small and medium-sized enterprises in Tokyo. By the end of March, 2023, Udemy and Benesse expect to provide over 250 SMEs in Tokyo with in-house training support for the purpose of digital transformation skill development.
•Supported global firm Booz Allen Hamilton with their upskilling efforts. Using Udemy Business to power a program for thousands of data scientists, nearly 94% of Booz Allen Hamilton learners are now highly proficient in data science, and their Udemy-trained graduates now have a 93% employee retention rate. The firm has seen a 3% increase in consultant billability since beginning their work with Udemy Business.
•Rolled out our Skill Insights Dashboard enabling customers to unlock learning insights within their organization.
•Introduced five new payment methods in Belgium, Malaysia, Singapore and the Philippines, driving higher conversion and faster time to content.
•Launched a bulk coupon creation tool that enables instructors to market their courses more effectively across our global community of learners.

•According to Stack Overflow’s annual survey of developers, 66% of global respondents selected Udemy as the most popular online course or certification program for learning how to code.
•Launched inaugural ESG Impact Report, highlighting our ESG efforts and spotlighting how we support our learners, instructors, customers and communities.
•Fair Pay Workplace certified Udemy as a company achieving pay equity, demonstrating that we’ve undergone a rigorous evaluation of our data and practices, and we’ve committed to following a tailored action plan building upon our fair pay practices.
•Great Place to Work® Ireland honored Udemy on the 2022 list of Ireland’s Best Workplaces in Tech.

2022 Financial Outlook
Udemy provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements.

The table below reflects Udemy’s financial outlook for its third quarter ending September 30, 2022 and fiscal year ending December 31, 2022:

	Q3’22	FY22
Revenue	$153.0 - $157.0 million	$615.0 - $640.0 million
Adjusted EBITDA Margin	(14)% - (12)%	(12)% - (10)%
Weighted Average Share Count	141 million	142 million
Webcast Information
Udemy will host a webcast at 2:00 pm Pacific Time on Wednesday, August 3rd, to discuss its second quarter 2022 financial results, as well as its 2022 outlook. The live webcast will be accessible on Udemy’s website at investors.udemy.com. A webcast replay will be available approximately two hours after the conclusion of the live event.
Non-GAAP Financial Measures
To supplement the condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Udemy’s key non-GAAP performance measures include Adjusted EBITDA, Adjusted EBITDA Margin, and non-GAAP income. We calculate Adjusted EBITDA as net loss (income) determined in accordance with GAAP, excluding i) interest expense (income), net; ii) provision for (benefit from) income taxes; iii) depreciation and amortization; iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency and v) non-cash stock-based compensation expense. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue for the same period. We have not reconciled our expectations for Adjusted EBITDA and Adjusted EBITDA Margin to net loss and net loss margin, respectively, the most directly comparable GAAP measures, because certain items are out of our control or cannot be reasonably predicted and a reconciliation for the guidance for Adjusted EBITDA and Adjusted EBITDA Margin is not available without unreasonable effort. As Adjusted EBITDA and Adjusted EBITDA Margin facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team and board of directors. In addition, it provides a useful measure for period-to-period comparisons of our business, as it removes the effect of certain non-cash expenses and certain variable charges. We define non-GAAP income as net loss attributable to common stockholders, adjusted to exclude non-cash stock-based compensation expense and the amortization of acquired intangible assets. We believe the presentation of operating results that excludes these non-cash items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods. Udemy’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Udemy’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Udemy’s expectations relating to future operating results and financial position, including the third quarter of 2022, the full year 2022, and future periods, anticipated future expenses and investments, our business strategy and plans, market growth, our market position and potential market opportunities, and the impact of acquisitions and business alliances. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 4, 2022. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Udemy
Udemy (Nasdaq: UDMY) provides flexible, effective skill development to empower organizations and individuals. The Udemy marketplace platform, with thousands of up-to-date courses in dozens of languages, offers the tools learners, instructors, and enterprises need to achieve their goals and reach their full potential. Millions of people learn on Udemy from real-world experts in topics ranging from programming and data science to leadership and team building. Udemy Business offers corporate customers an employee training and development platform with subscription access to thousands of courses, learning analytics, and the ability to host and distribute their own content. Udemy Business customers include Fender Instruments, Glassdoor, On24, The World Bank, and Volkswagen. Udemy is headquartered in San Francisco with hubs in Ankara, Turkey; Austin, Texas; Boston, Massachusetts; Mountain View, California; Denver, Colorado; Dublin, Ireland; Melbourne, Australia; New Delhi, India; and Sao Paulo, Brazil.

Udemy, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$153,112	$126,093	$305,335	$250,643
Cost of revenue (1)(2)	65,812	55,993	132,250	113,916
Gross profit	87,300	70,100	173,085	136,727
Operating expenses (1)(2)
Sales and marketing	68,421	50,902	135,299	104,141
Research and development	23,963	14,783	46,533	30,196
General and administrative	23,443	15,389	45,096	29,802
Total operating expenses	115,827	81,074	226,928	164,139
Loss from operations	(28,527)	(10,974)	(53,843)	(27,412)
Other income (expense)
Interest income (expense), net	127	(173)	370	(391)
Other expense, net	(672)	(90)	(916)	(518)
Total other expense, net	(545)	(263)	(546)	(909)
Net loss before taxes	(29,072)	(11,237)	(54,389)	(28,321)
Income tax provision	(308)	(154)	(640)	(1,059)
Net loss attributable to common stockholders	$(29,380)	$(11,391)	$(55,029)	$(29,380)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.21)	$(0.31)	$(0.39)	$(0.80)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	140,035,203	37,269,650	139,691,508	36,726,992
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue	$989	$237	$1,829	$537
Sales and marketing	5,007	1,712	9,144	3,636
Research and development	3,711	1,052	7,045	3,142
General and administrative	5,025	2,971	10,056	9,169
Total stock-based compensation expense	$14,732	$5,972	$28,074	$16,484
(2)     Includes amortization of intangible assets as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue	$726	$—	$1,450	$—
Sales and marketing	341	—	683	—
Total amortization of intangible assets	$1,067	$—	$2,133	$—

Udemy, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)
(Unaudited)

	June 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$512,166	$533,868
Accounts receivable, net of allowance for doubtful accounts of $1,078 and $678 as of June 30, 2022, and December 31, 2021, respectively.	69,306	73,180
Prepaid expenses and other current assets	13,893	15,927
Deferred contract costs, current	26,858	18,898
Total current assets	622,223	641,873
Property and equipment, net	8,286	9,887
Capitalized software, net	23,517	20,054
Operating lease right-of-use assets	14,466	—
Restricted cash, non-current	3,629	2,900
Deferred contract costs, non-current	31,103	25,647
Strategic investments	15,000	10,000
Intangible assets, net	11,464	13,597
Goodwill	12,646	12,646
Other assets	3,655	3,247
Total assets	$745,989	$739,851
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$17,324	$34,627
Accrued expenses and other current liabilities	33,720	40,140
Content costs payable	33,310	35,961
Accrued compensation and benefits	21,745	22,341
Operating lease liabilities, current	7,144	—
Deferred revenue	240,630	208,274
Total current liabilities	353,873	341,343
Long-term obligation under operating leases	9,729	—
Deferred revenue, non-current	3,022	2,280
Other liabilities, non-current	4,419	6,528
Total liabilities	371,043	350,151

Stockholders' equity:
Preferred stock	—	—
Common stock	1	1
Additional paid-in capital	888,522	848,229
Accumulated other comprehensive loss	(19)	(1)
Accumulated deficit	(513,558)	(458,529)
Total stockholders’ equity	374,946	389,700
Total liabilities and stockholders' equity	$745,989	$739,851

Udemy, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(55,029)	$(29,380)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	10,200	6,457
Amortization of deferred sales commissions	13,965	7,233
Stock-based compensation	28,074	16,484
Provision for doubtful accounts	517	170
Non-cash operating lease expense	3,101	—
Other	252	—
Changes in operating assets and liabilities:
Accounts receivable	3,356	3,325
Prepaid expenses and other assets	1,243	(3,928)
Deferred contract costs	(27,381)	(15,724)
Accounts payable, accrued expenses and other liabilities	(22,034)	(10,448)
Content costs payable	(2,652)	(1,271)
Operating lease liabilities	(3,146)	—
Deferred revenue	33,099	21,596
Net cash used in operating activities	(16,435)	(5,486)
Cash flows from investing activities:
Purchases of property and equipment	(699)	(3,111)
Capitalized software costs	(6,643)	(6,680)
Purchases of strategic investments	(5,000)	—
Net cash used in investing activities	(12,342)	(9,791)
Cash flows from financing activities:
Net proceeds from exercise of stock options	3,831	6,004
Proceeds from share purchases under employee stock purchase plan	5,563	—
Payment of redeemable convertible preferred stock issuance costs	—	(2,250)
Payment of deferred offering costs	(1,586)	(313)
Net proceeds from exercise of Series A-1 redeemable convertible preferred stock warrants	—	3
Net cash provided by financing activities	7,808	3,444

Effect of foreign exchange rates on cash flows	(4)	—

Net decrease in cash, cash equivalents and restricted cash	(20,973)	(11,833)
Cash, cash equivalents and restricted cash—Beginning of period	536,768	177,931
Cash, cash equivalents and restricted cash—End of period	$515,795	$166,098

Udemy, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30, 2022
	GAAP	Stock-based Compensation	Amortization of Intangible Assets	Non-GAAP
	(in thousands, except share and per share amounts)
Revenue	$153,112	$—	$—	$153,112
Cost of revenue	65,812	(989)	(726)	64,097
Gross profit	87,300	989	726	89,015
Operating expenses
Sales and marketing	68,421	(5,007)	(341)	63,073
Research and development	23,963	(3,711)		20,252
General and administrative	23,443	(5,025)		18,418
Total operating expenses	115,827	(13,743)	(341)	101,743
Loss from operations	(28,527)	14,732	1,067	(12,728)
Other income (expense)
Interest income, net	127	—	—	127
Other expense, net	(672)	—	—	(672)
Total other expense, net	(545)	—	—	(545)
Net loss before taxes	(29,072)	14,732	1,067	(13,273)
Income tax provision	(308)	—	—	(308)
Net loss attributable to common stockholders	$(29,380)	$14,732	$1,067	$(13,581)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.21)			$(0.10)
Weighted-average shares used in computing net loss per share attributable to common stockholders	140,035,203			140,035,203

	Six Months Ended June 30, 2022
	GAAP	Stock-based Compensation	Amortization of Intangible Assets	Non-GAAP
	(in thousands, except share and per share amounts)
Revenue	$305,335	$—	$—	$305,335
Cost of revenue	132,250	(1,829)	(1,450)	128,971
Gross profit	173,085	1,829	1,450	176,364
Operating expenses
Sales and marketing	135,299	(9,144)	(683)	125,472
Research and development	46,533	(7,045)	—	39,488
General and administrative	45,096	(10,056)	—	35,040
Total operating expenses	226,928	(26,245)	(683)	200,000
Loss from operations	(53,843)	28,074	2,133	(23,636)
Other income (expense)
Interest income, net	370	—	—	370
Other expense, net	(916)	—	—	(916)
Total other expense, net	(546)	—	—	(546)
Net loss before taxes	(54,389)	28,074	2,133	(24,182)
Income tax provision	(640)	—	—	(640)
Net loss attributable to common stockholders	$(55,029)	$28,074	$2,133	$(24,822)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.39)			$(0.18)
Weighted-average shares used in computing net loss per share attributable to common stockholders	139,691,508			139,691,508

	Three Months Ended June 20, 2021
	GAAP	Stock-based Compensation	Non-GAAP
	(in thousands, except share and per share amounts)
Revenue	$126,093	$—	$126,093
Cost of revenue	55,993	(237)	55,756
Gross profit	70,100	237	70,337
Operating expenses
Sales and marketing	50,902	(1,712)	49,190
Research and development	14,783	(1,052)	13,731
General and administrative	15,389	(2,971)	12,418
Total operating expenses	81,074	(5,735)	75,339
Loss from operations	(10,974)	5,972	(5,002)
Other income (expense)
Interest expense, net	(173)		(173)
Other expense, net	(90)		(90)
Total other expense, net	(263)		(263)
Net loss before taxes	(11,237)	5,972	(5,265)
Income tax provision	(154)		(154)
Net loss attributable to common stockholders	$(11,391)	$5,972	$(5,419)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.31)		$(0.15)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	37,269,650		37,269,650

	Six Months Ended June 30, 2021
	GAAP	Stock-based Compensation	Non-GAAP
	(in thousands, except share and per share amounts)
Revenue	$250,643	$—	$250,643
Cost of revenue	113,916	(537)	113,379
Gross profit	136,727	537	137,264
Operating expenses
Sales and marketing	104,141	(3,636)	100,505
Research and development	30,196	(3,142)	27,054
General and administrative	29,802	(9,169)	20,633
Total operating expenses	164,139	(15,947)	148,192
Loss from operations	(27,412)	16,484	(10,928)
Other income (expense)
Interest expense, net	(391)	—	(391)
Other expense, net	(518)	—	(518)
Total other expense, net	(909)	—	(909)
Net loss before taxes	(28,321)	16,484	(11,837)
Income tax provision	(1,059)	—	(1,059)
Net loss attributable to common stockholders	$(29,380)	$16,484	$(12,896)
Net loss per share attributable to common stockholders
Basic and diluted	$(0.80)		$(0.35)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	36,726,992		36,726,992

	Three Months Ended June 30,				Six Months Ended June 30,
	2022		2021		2022		2021
Net loss	$(29,380)		$(11,391)		$(55,029)		$(29,380)
Adjusted to exclude the following:
Interest (income) expense, net	(127)	—	173	—	(370)	—	391
Provision for income taxes	308	—	154	—	640	—	1,059
Depreciation and amortization	5,233		3,387		10,200		6,457
Stock-based compensation expense	14,732	—	5,972	—	28,074	—	16,484
Other expense, net	672	—	90	—	916	—	518
Adjusted EBITDA	$(8,562)	$—	$(1,615)	$—	$(15,569)	$—	$(4,471)

Contacts

Media:
Abby Welch
Senior Director, Corporate Communications
abby.welch@udemy.com

Investors:
Willa McManmon

Managing Director, The Blueshirt Group
willa@blueshirtgroup.com